Exhibit 10.16
Execution Version

EIGHTH AMENDMENT TO
AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM
AGREEMENT
This Eighth Amendment (“Amendment Number 8”) dated as of January 18, 2017 to that certain Consumer Credit Card Program Agreement made as of December 6, 1999, as amended and restated as of November 5, 2009, and as amended as of October 29, 2010, January 30, 2013, October 11, 2013, February 25, 2014, April 6, 2015, June 26, 2015 and August 17, 2016 by and between J. C. PENNEY CORPORATION, INC., formerly known as J. C. Penney Company, Inc., a Delaware corporation, with its principal place of business at Plano, Texas, and SYNCHRONY BANK, assignee of Monogram Credit Card Bank of Georgia and formerly known as GE Capital Retail Bank and GE Money Bank, with its principal place of business at 170 W. Election Road, Draper, Utah 84020 (the “Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.
WITNESSETH:
WHEREAS, JCPenney and Bank desire to make certain changes to the Agreement to reflect certain modifications to the Program that the parties desire to implement.
NOW, THEREFORE, in consideration of the terms and conditions stated herein, and for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE I - AMENDMENTS

A.	Amendment to Schedule 3.24. Schedule 3.24 of the Agreement is hereby deleted in its entirety and replaced with the new Schedule 3.24 attached hereto.

ARTICLE II - MISCELLANEOUS
1.    The execution, delivery and performance of this Amendment Number 8 has been duly authorized by all requisite corporate action on the part of JCPenney and Bank and upon execution by all parties, will constitute a legal and binding obligation of each thereof.

2.    The Agreement, as amended by this Amendment Number 8, constitutes the entire understanding of the parties with respect to the subject matter thereof. Except as expressly amended hereby, the terms and conditions of the Agreement shall continue and remain in full force and effect. In the event of any conflict between the Agreement and this Amendment Number 8 the terms and conditions of this Amendment Number 8 shall govern.
3.    The parties hereto agree to execute such other documents and instruments and to do such other and further things as may be necessary or desirable for the execution and implementation of this Amendment Number 8 and the consummation of the transactions contemplated hereby and thereby.
4.    This Amendment Number 8 may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement. A facsimile or other electronic signature is as valid and binding as an original.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment Number 8 as of the date set forth above.

	J. C. PENNEY CORPORATION, INC.		SYNCHRONY BANK

By:	/s/ James Ward	By:	/s/ Thomas M. Quindlen
Title:	Vice President, Credit	Title:	EVP Retail Card